MINISTERE DES MINES ET DE LA GEOLOGIE
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REPUBLIQUE DE GUINEE
TRAVAIL -JUSTICE-SOLIDARITE
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10629

ARRETE N° ..../MMG/SGG
PORTANT AUTORISATION DE CESSION D'ACTIONS ENTRE SCS CORPORATION ET TULLOW GUINEA LTD.

LE MINISTRE

Vu, la Constitution ;
Vu, l'Ordonnance N° 119/PRG/86 du 23 septembre 1986, Portant Code Pétrolier de la République de Guinée;
Vu, le Décret N° 168/PRG/86 du 23 septembre 1986, Portant Application du Code Pétrolier de la République de Guinée;
Vu, le Décret/2010/071/PRG/CNDD/SGG du 10 mai 2010, Portant approbation du contrat de partage de production d'hydrocarbures tel qu'amendé, signé entre la République de Guinée et SCS Corporation ;
Vu, les D/2012/109/PRG/SGG du 05 octobre 2012, D/2012/121/PRG/SGG du 08 novembre 2012 et D/2012/127/PRG/SGG du 28 novembre 2012, Portant nomination de Ministres ;
Vu, l'Arrêté N° 339/SGG/MNREE/87 du 24 juin 1987, Portant Approbation du Contrat type partage de production d'hydrocarbures ;
Vu, l'Arrêté/2010/0925/MMG/SGG du 12 avril 2010 autorisant une cession d'actions à hauteur d'une prise de participation de 23% de SCS Corporation à Dana Petroleum ;
Vu, le Contrat de partage de production d'hydrocarbures signé le 22 septembre 2006 entre l'Etat Guinéen et la société SCS Corporation/Hyperdinamics tel qu'amendé à ce jour ;

ARRETE

Article 1er : La République de Guinée autorise, la cession à Tullow Guinea Ltd., société de droit anglais, dont le siège social est situé à 9 Chiswick Park, 566 Chiswick High Road, London, W4 5XT, Angleterre, à hauteur de 40% des actions relatives au contrat de partage de production d'hydrocarbures signé le 22 septembre 2006 entre CSC Corporation et la République de Guinée, tel qu'amendé à ce jour ;

Les 40% cédés à Tullow Guinea Ltd. sont issus de la part détenue par SCS corporation dans le dit contrat de partage de production.

Article 2 : La cession des actions visées à l'article 1e ci-dessus est faite conformément aux dispositions des articles 13 et 17 du Code pétrolier et de l'acte de cession conclu entre SCS Corporation et Tullow Guinea Ltd.

Article 3 : Le présent Arrêté prend effet à compter de sa date de signature, sera enregistré publié au journal officiel de la République.

27 DEC. 2012

Conakry, ……………..le 2012

Ministère des Mines et de la Géologie
Le Ministre
* R.G *

Mohamed Lamine FOFANA

Ampliations :

PRG	2
Primature	1
SGG	3
SG MMG	1
Chef Cab MMG	1
OGRPP	1
SCS Corporation	1
Tullow Guinea Ltd.	1
Archives	2/13